1 WSFS Financial Corporation 2Q 2023 Earnings Release Supplement July 2023 EXHIBIT 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, ability to successfully integrate and fully realize the cost savings and other benefits of our recent acquisition of Bryn Mawr Bank Corporation (“BMT”), the uncertain effects of public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company's Form 10-K for the year ended December 31, 2022, Form 10-Q for the quarter ended March 31, 2023, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core Net Income, Core Efficiency ratio, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, tangible equity, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, Core Fee Revenue, Core Fee Revenue ratio, and Effective AOCI. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non- GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

2Q 2023 Financial Highlights

WSFS Financial Corporation

	Reported		Core[1]	
$ in millions (except per share amounts)	**2Q23**	**1Q23**	**2Q23**	**1Q23**
EPS	$1.12	$1.01	$1.16	$1.02
ROA	1.36%	1.27%	1.41%	1.27%
Net Income[2]	$68.7	$62.4	$71.2	$62.8
PPNR %[1]	2.13%	2.28%	2.20%	2.29%
ROTCE[1]	21.66%	21.19%	22.42%	21.32%
NIM	4.11%	4.25%	4.11%	4.25%
Fee Revenue %[3]	26.8%	25.6%	27.0%	25.8%
Efficiency Ratio	56.7%	54.0%	55.5%	53.9%
ACL Ratio	1.28%	1.28%	1.28%	1.28%
Bank CET1	13.66%	13.39%	13.66%	13.39%

2Q 2023 Highlights:

- Customer deposit growth of $380.1 million or 2% (10% annualized)
    - Noninterest deposits represents 34% of customer deposits
- Net loan growth of $194.5 million or 2% (6% annualized)
- Net loan-to-deposit ratio of 75%, flat quarter-over-quarter
- NIM of 4.11%; reflects increasing loan yields offset by higher deposit betas
- Diversified core fee revenue[1] of $67.4 million, increased 6% quarter-over-quarter; 4% year-over-year growth excluding sale of BMT Insurance Advisors, sold at the end of 2Q22
- Net credit costs of $16.4 million primarily due to provision driven by overall net loan growth, economic forecast changes, and losses related to two C&I relationships that resolved during the quarter

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Tax-equivalent

3

4 1 Insured/Protected deposits accounts for FDIC insured and collateralized/other protected deposits Deposits Highlights Significantly diversified and protected deposit base Consumer 45% Commercial 23% Small Business 17% Trust 8% Wealth 7% Customer Deposits By Business Line 75% Net Loan-to-Deposit 72% Insured/Protected Deposits %1 186% Readily Avail. & Secured / Unprotected Deposits 1% YTD Deposit Growth Total Customer Deposit Mix 6% 9% 10% 36% 38% 38% 20% 20% 18% 38% 33% 34% 0% 20% 40% 60% 80% 100% 2Q22 1Q23 2Q23 Noninterest Interest-bearing Savings/MM Time No and low interest DDA (WAC 31bps) represent 52% of customer deposits ($ in millions) Mar 2023 Jun 2022 2Q 2023 $ Growth Annualized % Growth Noninterest Demand $5,462 $5,299 $6,552 $164 12% Interest-bearing Demand 2,969 3,159 3,396 (190) (24%) Savings 1,815 1,967 2,313 (152) (31%) Money Market 4,375 4,002 3,882 373 37% Total Core Deposits $14,621 $14,427 $16,143 $194 5% Customer Time Deposits 1,640 1,453 1,104 187 52% Total Customer Deposits $16,261 $15,880 $17,247 $381 10% Deposits by Product - 2Q23 vs 1Q23 Jun 2023 • Over 475,000 customer accounts; total average balance of ~$34,000 • Consumer (84% of accounts), has an average balance of ~$18,000 • Non-Consumer (16% of accounts), has an average balance of ~$118,000

5 Loan Portfolio Trends • Commercial loan growth of $114 million, or 1% (5% annualized) driven by C&I loans and Commercial Real Estate Mortgages • Commercial line utilization of 36.6% • Consumer loan growth moderated to $37 million due to our Spring EQ partnership product (home equity loans) • Upstart portfolio flat at $235 million; ~2% of Total Gross Loans Asset-sensitive loan portfolio with a competitive loan-to-deposit ratio Gross Loan Portfolio Composition 1 C&I loans includes Owner-Occupied C&I Loans Commercial Mortgages (CRE) Construction Loans Commercial Leases Residential Mortgage Traditional Consumer Consumer Partnerships 29% 37% 7% 5% 7% 7% 8% Commercial 78% Resi-Mortgage 7% Consumer Lending 15% ($ in millions) Jun 2023 Mar 2023 Jun 2022 2Q23 $ Growth Annualized % Growth C & I Loans1 $4,533 $4,443 $4,444 $90 8% Commercial Mortgages (CRE) 3,553 3,473 3,322 80 9% Construction Loans 955 1,024 934 (69) (27%) Commercial Leases 590 577 513 13 9% Total Commercial Loans $9,631 $9,517 $9,213 $114 5% Residential Mortgage (HFS/HFI) 847 801 808 46 23% Consumer Loans 1,905 1,868 1,522 37 8% Total Gross Loans $12,383 $12,186 $11,543 $197 6% Loans - 2Q23 vs 1Q23 1

6 3 Commercial Loan Composition1 1 As defined by the North American Industry Classification System (NAICS) 2 Office portfolio excludes Medical Office CRE Highly diversified C&I, Owner-Occupied, CRE, and Construction Portfolios 2 Flex, Warehouse, Self- Storage, General Industrial, 9% Special Use & Other, 8% Medical Office, 2% Residential 1-4, 13% Residential Multi-Family, 28% Office2, 15% Retail, 25% Hotels, 12% Other Services (except Public Admin), 10% Healthcare & Social Assistance, 10% Construction, 8% Manufacturing, 8% Retail Trade, 7% Finance & Insurance, 7% Professional, Science & Tech. Services, 5% Food Services, 5% Wholesale Trade, 4% Other, 17% C&I and Owner-Occupied $4.5 billion CRE and Construction $4.5 billion Real Estate Rental and Leasing, 7%

7 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 0.08% 0.15% 0.35% 0.80% 1.16% 4.40% 5.12% 5.98% 6.42% 6.69% 0.0% 2.0% 4.0% 6.0% 8.0% 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Loans Ex PAA Yield Deposit Betas3 Net Interest Margin Trends Strong NIM driven by asset sensitive balance sheet, loan-to-deposit ratio of 75%, and diversified deposits Average Deposit Cost and Loan Yield 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value 21 3% 7% 15% 28% 35% 2% 4% 9% 19% 23% 1.75% 3.25% 4.50% 5.00% 5.25% -1.5% 0.5% 2.5% 4.5% 6.5% -10% 15% 40% 65% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Fe de ra l F un ds T ar ge t R at e De po sit B et a Interest-bearing Dep Beta Total Dep Beta Fed Funds Target 3.40% 3.99% 4.49% 4.25% 4.11%

8 Banking 21% Cash Connect® 30% Wealth Management 49% • Well-diversified with over 25 discrete lines of business and products within our three segments: Banking, Wealth Management, and Cash Connect® • Core fee revenue ratio of 27.0% provides earnings stability through interest rate and credit cycles, and economic environments Core Fee Revenue Diversified and resilient fee businesses generating $67.4mm core fee revenue and 27.0% core fee revenue ratio Wealth Management: • Wealth Planning • Investment Strategies • Trust & Estate • Family Office • Structured Finance • Agency Services • Bankruptcy/Default • Philanthropic & Charitable giving • Cash Management • Tax Strategies Banking: • Deposit Service Charges • Credit/Debit & ATM • SBA Loan Sales • Loan Fees & Lease Fees • Capital Markets • Mortgage Cash Connect®: • WSFS ATMs • ATM Vault Cash • Armored Carrier Mgmt. • Smart Safes • Cash Forecasting & Reconcilement Services • Loss Protection Fees

9 Asset Quality 1 Prior to 1Q23, NPA included accruing TDRs 2 Concentration limits are based on relationship exposure, and Tier-1 + ACL; as of June 30, 2023 3 Based on relationship’s outstanding balances 4 Defined as the sum of CRE and Construction (excluding Owner-Occupied) $568 $473 $462 $417 $465 26.24% 23.17% 21.44% 18.65% 20.14% 10% 15% 20% 25% 30% 35% 40% $300 $400 $500 $600 $700 $800 2Q22 3Q22 4Q22 1Q23 2Q23 M ill io ns Problem Assets % of Tier 1 capital plus ACL Problem Assets $34 $37 $43 $33 $34 0.16% 0.19% 0.22% 0.16% 0.16% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $20 $40 $60 $80 $100 2Q22 3Q22 4Q22 1Q23 2Q23 M ill io ns Nonperforming Assets % of Total Assets Nonperforming Assets1 $60 $69 $61 $101 $73 0.52% 0.59% 0.51% 0.83% 0.59% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% $0 $25 $50 $75 $100 $125 $150 $175 $200 2Q22 3Q22 4Q22 1Q23 2Q23 M ill io ns Delinquencies % of Gross Loans Delinquencies $3 $3 $8 $12 $13 0.09% 0.11% 0.26% 0.40% 0.43% 0.0% 0.2% 0.4% 0.6% 0.8% $0 $4 $8 $12 $16 $20 $24 2Q22 3Q22 4Q22 1Q23 2Q23 M ill io ns Net Charge-offs % of Avg. Gross Loans Net Charge-offs • Problem Assets: Driven by select Commercial downgrades related to the macroeconomic forecast • Nonperforming Assets: Remain at stable and low levels • Delinquencies: Improved due to resolution of a few larger commercial maturities and administrative delinquencies • Net Charge-Offs: Commercial up slightly due to two C&I relationships and continued portfolio maturation of NewLane and Upstart • 62% of NCOs due to NewLane and Upstart 2Q23 Performance • 21 distinct concentration limits; all in compliance • House limit of $100 million (no relationships > limit) • 17 Relationships over $50 million; <10% Gross Loans3 • CRE4 concentration: 213% (300% limit) • Construction concentration: 60% (100% limit) • Retail Unsecured concentration: 18% (20% limit) Concentration Limits2

10 Credit Risk Management – CRE Details • $3.5 billion outstanding; $3.7 billion exposure • $1.1 million average loan exposure • 56% of the portfolio has fixed rates; ~75% of variable rate loans are swapped, resulting in effectively ~88% of portfolio having fixed rate • 58% portfolio average LTV at time of origination • 2% problem loans; 85% of loans include recourse CRE Portfolio 1 Inclusive of Office-related Construction 2 Office CRE portfolio excludes $61.4 million ($63.2 million exposure) of Medical Office CRE 3 CBD is Central Business District Disciplined underwriting and diversified portfolio demonstrating stable credit metrics Staggered maturities reduces repricing risk • 14% of CRE and 19% of Office portfolio maturing in 2023 and 2024 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 2023 2024 2025 2026 2027 Bi lli on s Volume of Maturing CRE Loans by Industry Office Multi-Family Industrial Flex Retail Single Family Other 6.0% 8.4% 8.6% 7.8% 10.8% • $654.1 million outstanding; $726.9 million exposure2 • $1.9 million average loan exposure • 77% Suburban and 23% Urban; 8% of Office is in CBD3 • 12 loans over $10 million each; largest ~$28 million • 55% portfolio average LTV at time of origination • 2% problem loans; 86% of loans include recourse Office Portfolio1 58.2% of CRE loans maturing in 2028 or after Portfolio Maturity %

11 ACL Ratio $140 $145 $150 $155 $160 $165 $170 $175 $180 3/31/2023 Economic Impact Net Loan Growth Other 6/30/2023 2Q 2023 ACL ($mm) $3 $169 ($2) $172 $2 1 Source: Oxford Economics as of July 2023 2 Percentages are over amortized cost of loans and HTM securities 3 Hotel loan balances are included in the C&I and Construction segments 4 Commercial excludes Leasing ACL Overview ACL and Coverage Ratio by Segment 2Q 2023 ACL Commentary 1.28% • ACL coverage ratio of 1.28% and 1.49% including estimated remaining credit mark on the acquired loan portfolio • FY GDP forecast of 1.3% in 2023 and 0.4% in 20241 • FY Unemployment forecast of 3.9% in 2023 and 5.2% in 20241 1.28% ($ millions) $ % $ % $ % C&I3 $54.3 2.10% $53.5 2.09% $52.4 2.00% Owner Occupied $5.5 0.30% $6.1 0.33% $6.3 0.34% CRE Investor $23.7 0.71% $30.1 0.87% $31.9 0.90% Construction3 $5.1 0.54% $9.7 0.94% $9.2 0.97% Mortgage $5.0 0.65% $5.3 0.65% $5.0 0.61% Leases $6.5 1.25% $9.2 1.58% $10.4 1.76% HELOC & HEIL $5.4 0.94% $7.8 1.24% $8.4 1.31% Consumer Partnerships $31.2 4.50% $44.0 4.24% $45.5 4.19% Other $5.3 0.41% $3.4 0.27% $2.8 0.19% TOTAL $142.0 1.13% $169.2 1.28% $171.9 1.28% June 30, 2022 March 31, 2023 June 30, 2023 1.11% 2.17% 1.28% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 ACL % By Portfolio and Total2 Commercial Consumer and Leasing Total ACL%4

12 Capital Performance All capital ratios remain well-capitalized, even when including Effective AOCI1,2 impact; Long-term disciplined policies on Investment Portfolio concentrations, IRR, and Capital support strength 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 Effective AOCI ($701.7) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($656.1M) • Total securities (book value) as a percentage of assets of 28.2% • Portfolio to run off to 16% - 18% of total assets over time with $1.0B cashflows over the next 24 months • Investments are high quality, marketable investment grade securities with low credit risk and more than 95% in Agency MBS and Agency Notes Investments 9.91% 9.84% 11.18% 6.76% 3.75% 0.99% 3.66% 1.86% 13.66% 10.83% 14.84% 8.62% 0% 4% 8% 12% 16% Bank CET1 Bank Leverage Bank TRBC Corp. TCE Effective AOCI Well-capitalized Reported 2Q23 Capital Ratios with Effective AOCI Impact +/- 50bps Rate Sensitivity: • AOCI -/+ ~$65 million • All capital ratios impacted -/+ ~45bps Investment Portfolio3 $5.03B % of Total Assets 25% Effective AOCI ($701.7M) % of Inv. Portfolio (14%) Portfolio Duration4 5.8yrs Portfolio Cashflow per yr. ~$500M AFS $3.95B HTM $1.08B 3 Investment portfolio value includes market value AFS and adjusted value of HTM 4 Weighted average duration of the MBS portfolio

2023 Core Outlook - Update

Focused on delivering sustainable high-performing Core ROA in an unprecedented operating environment

	Original FY Outlook[1]	Updated FY Outlook[1]	Commentary
Loan Growth	Mid-single digit	Mid-to-high single digit	Driven by CRE and moderated Consumer loan growth
Deposit Growth	Relatively flat	Flat-to-low single digit decrease	Continued excess liquidity normalization
Net Interest Margin	Range of 4.35% - 4.45%;	Range of 3.95%-4.05%	Higher loan yields, deposit betas, and wholesale funding mix; *4Q exit range of 3.70%-3.80%*
Fee Revenue Growth	Mid-to-high single digit	Mid-single digit	Driven by Cash Connect, Capital Markets, and Wealth Management
Provision Costs	0.40% - 0.50%	0.60% - 0.70%	Economic uncertainty and forecast, and net loan growth
Efficiency Ratio	Mid 50s %	Mid-to-high 50s %	Continued investment and cost discipline
PPNR %	+/- 2.30%	+/- 2.10%	Relatively strong NIM and fee revenue ratio; *4Q exit range of 1.80%-1.90%*
ROA[2]	+/- 1.50%	+/- 1.25%	*4Q exit range of 1.10%-1.20%*

Updated Outlook assumes one 25bps rate increase in July and a mild recession in 2H

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy

[2] 25% effective tax rate assumed

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14 Non-GAAP Financial Information Appendix:

15 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the unrealized losses on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of unrealized (loss) gain on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of unrealized losses on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expenses; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets.

16 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) June 30, 2023 March 31, 2023 June 30, 2022 Net interest income (GAAP) $ 181,842 $ 182,532 $ 153,615 Core net interest income (non-GAAP) $ 181,842 $ 182,532 $ 153,615 Noninterest income (GAAP) $ 66,871 $ 63,127 $ 72,029 (Plus)/less: Unrealized (loss) gain on equity investments, net — (4) 5,991 Plus: Visa Derivative valuation adjustment (552) (553) — Core fee revenue (non-GAAP) $ 67,423 $ 63,684 $ 66,038 Core net revenue (non-GAAP) $ 249,265 $ 246,216 $ 219,653 Core net revenue (non-GAAP) (tax-equivalent) $ 249,633 $ 246,859 $ 220,095 Noninterest expense (GAAP) $ 141,253 $ 133,045 $ 134,049 Less: Corporate development expense 2,796 740 6,393 (Plus)/less: Restructuring expense (26) (761) 3,934 Core noninterest expense (non-GAAP) $ 138,483 $ 133,066 $ 123,722 Core efficiency ratio (non-GAAP) 55.5% 53.9% 56.2% Core fee revenue ratio (non-GAAP)(tax- equivalent) 27.0% 25.8% 30.0% Three Months Ended (dollars in thousands) June 30, 2023 March 31, 2023 June 30, 2022 Calculation of tangible common equity ratio: Total Assets (GAAP) $ 20,385,691 $ 20,319,290 $ 20,550,216 Less: Goodwill and other intangible assets 1,004,278 1,008,250 1,019,857 Total tangible assets (non-GAAP) $ 19,381,413 $ 19,311,040 $ 19,530,359 Total stockholders’ equity of WSFS (GAAP) $ 2,314,659 $ 2,306,362 $ 2,315,360 Less: Goodwill and other intangible assets 1,004,278 1,008,250 1,019,857 Total tangible common equity (non-GAAP) $ 1,310,381 $ 1,298,112 $ 1,295,503 Equity to asset ratio (GAAP) 11.35% 11.35% 11.27% Tangible common equity to tangible assets ratio (non-GAAP) 6.76% 6.72% 6.63%

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended June 30, 2023	March 31, 2023	June 30, 2022
GAAP net income attributable to WSFS	$ 68,678	$ 62,404	$ 60,740
Plus/(less): Pre-tax adjustments[1]	3,322	536	4,336
(Plus)/less: Tax impact of pre-tax adjustments	(798)	(134)	334
Adjusted net income (non-GAAP) attributable to WSFS	$ 71,202	$ 62,806	$ 65,410
Net income (GAAP)	$ 68,595	$ 62,662	$ 60,902
Plus: Income tax provision	23,035	20,941	22,425
Plus: Provision for credit losses	15,830	29,011	8,268
PPNR (Non-GAAP)	$ 107,460	$ 112,614	$ 91,595
Plus/(less): Pre-tax adjustments[1]	3,322	536	4,336
Core PPNR (Non-GAAP)	$ 110,782	$ 113,150	$ 95,931
Average Assets	$ 20,221,584	$ 20,002,438	$ 20,737,889
PPNR % (Non-GAAP)	2.13%	2.28%	1.77%
Core PPNR % (Non-GAAP)	2.20%	2.29%	1.86%
GAAP return on average assets (ROA)	1.36%	1.27%	1.17%
Plus/(less): Pre-tax adjustments[1]	0.07	0.01	0.08
(Plus)/less: Tax impact of pre-tax adjustments	(0.02)	(0.01)	0.02
Core ROA (non-GAAP)	1.41%	1.27%	1.27%
Earnings per share (diluted)(GAAP)	$ 1.12	$ 1.01	$ 0.94
Plus/(less): Pre-tax adjustments[1]	0.05	0.01	0.07
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	—	0.01
Core earnings per share (non-GAAP)	$ 1.16	$ 1.02	$ 1.02

[1] Pre-tax adjustments include unrealized (loss)/gain on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense

17

18 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) June 30, 2023 March 31, 2023 June 30, 2022 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 68,678 $ 62,404 $ 60,740 Plus: Tax effected amortization of intangible assets 2,884 2,880 2,940 Net tangible income (non-GAAP) $ 71,562 $ 65,284 $ 63,680 Average stockholders' equity of WSFS $ 2,332,147 $ 2,260,262 $ 2,404,262 Less: Average goodwill and intangible assets 1,006,972 1,010,645 1,032,131 Net average tangible common equity $ 1,325,175 $ 1,249,617 $ 1,372,131 Return on average equity (GAAP) 11.81% 11.20% 10.13% Return on average tangible common equity (non-GAAP) 21.66% 21.19% 18.61% Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 71,202 $ 62,806 $ 65,410 Plus: Tax effected amortization of intangible assets 2,884 2,880 2,940 Core net tangible income (non-GAAP) $ 74,086 $ 65,686 $ 68,350 Net average tangible common equity $ 1,325,175 $ 1,249,617 $ 1,372,131 Core return on average equity (non-GAAP) 12.25% 11.27% 10.91% Core return on average tangible common equity (non-GAAP) 22.42% 21.32% 19.98% Three Months Ended (dollars in thousands) June 30, 2023 Calculation of effective AOCI: Unrealized losses on AFS securities  $ 527,781 Unrealized losses on securities transferred from AFS to HTM 99,945 Unrecognized fair value on HTM securities 73,925 Effective AOCI (non-GAAP) $ 701,651